UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2011 (January 6, 2011)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 11, 2011, Glimcher Realty Trust (the “Registrant”) issued and sold an aggregate of 14,822,620 common shares of beneficial interest, par value $0.01 per share (the “Shares”), of the Registrant, in an underwritten public offering (the “Offering”), pursuant to an underwriting agreement, dated January 6, 2011 (the “Underwriting Agreement”), among the Registrant and Glimcher Properties Limited Partnership, a Delaware limited partnership (the “Partnership”), on the one hand, and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), on the other hand.  The Shares issued and sold in the Offering included 1,822,620 Shares that were subject to an option (the “Option”) granted by the Registrant to the Underwriters pursuant to the Underwriting Agreement, which Option was exercised by the Underwriters on January 7, 2011.  The net proceeds from the sale of Shares in the Offering, after underwriting discounts and commissions, were approximately $117,491,497.

Pursuant to the Underwriting Agreement, certain trustees and executive officers of the Registrant entered into agreements in substantially the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-153257), as thereby amended from time to time (as amended, the “Initial Registration Statement”), and the Registration Statement on Form S-3 (File No. 333-171533) filed pursuant to Securities Act Rule 462(b) (the “462(b) Registration Statement,” together with the Initial Registration Statement, collectively referred to herein as the “Registration Statement”).  The issuance and sale of the Shares are described in the Registrant’s prospectus dated January 29, 2009, constituting a part of the Registration Statement, as supplemented by a prospectus supplement dated January 6, 2011.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Item 8.01.               Other Events.

On January 11, 2011, the Registrant issued a press release announcing the closing of the sale of Shares in the Offering and the exercise of the Underwriters’ Option to purchase additional Shares pursuant to the Underwriting Agreement, a copy of which has been attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

On January 11, 2011, Squire, Sanders & Dempsey (US) LLP delivered its legal opinion with respect to the Shares to be issued in the Offering and McDonald Hopkins LLC delivered its legal opinion with respect to certain tax matters, copies of which are attached as exhibits to this Current Report and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

1.1
Underwriting Agreement, dated January 6, 2011, by and among the Registrant and the Partnership, on the one hand, and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto, on the other hand.

5.1	Opinion of Squire, Sanders & Dempsey (US) LLP as to the legality of the securities.

8.1	Tax opinion of McDonald Hopkins LLC.

23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included in Exhibit 5.1).

23.2	Consent of McDonald Hopkins LLC (included in Exhibit 8.1).

99.1	Press Release of the Registrant regarding the closing of the sale of Shares in the Offering, dated January 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: January 11, 2011	By: /s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President, General Counsel and Secretary